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                                   ARTICLE VII

                                    DEFAULTS

         The occurrence of any one or more of the following events shall constitute a Default:

         7.1 Any representation or warranty made or deemed made by or on behalf of Borrower, Parent Guarantor or any Subsidiary Guarantor to the Lenders or the Administrative Agent under or in connection with this Agreement, any Advance, or any certificate or material written or documentary information delivered in connection with this Agreement or any other Loan Document shall be false in any material respect on the date as of which made or deemed remade in accordance with the terms hereof.

         7.2 (a) Nonpayment of principal of or interest on any Loan, any Unpaid Drawing (or interest thereon), any commitment fee, undrawn fee, Letter of Credit Fee, Facing Fee or Agency Fee payable to the Administrative Agent or any Lender under any of the Loan Documents (i) within five Business Days after the date such payment is due or (ii) on the Maturity Date (or such earlier date on which all of the Obligations may become due or may be declared due hereunder) or
(b) nonpayment of any Obligations (other than those described in the preceding clause (a)), payable to the Administrative Agent or any of the Lenders under any of the Loan Documents, (i) within five Business Days after written notice from the Administrative Agent to Borrower that the same has not been paid when due or
(ii) on the Maturity Date (or such earlier date on which all of the Obligations may become due or may be declared due hereunder).

         7.3 The breach by Borrower or Parent Guarantor of any of the terms or provisions of Sections 2.22, 6.2, 6.6 (provided that a breach of any covenant in Section 6.6 with respect to the furnishing of information, evidence or certificates of insurance shall not be a Default until the same remains unremedied for ten (10) days after receipt of written notice thereof from the Administrative Agent to Borrower or Parent Guarantor), 6.13, 6.14, 6.15, 6.16, 6.17, 6.18 (provided that a Default shall not occur in respect of any breach of the covenant in the last sentence of Section 6.18(a) to deliver documentation with respect to new Subsidiary Guarantors unless such breach is not remedied within ten (10) days after receipt of written notice thereof from the Administrative Agent to Borrower or Parent Guarantor), 6.19, 6.20, 6.22, 6.23, 6.24, 6.25, 6.33, 6.34, 6.35 (provided that a breach of Section 6.35(b)(i) shall not be a Default unless the same is also a breach of Section 6.35(c)(ii) or the same remains unremedied for ten (10) days after receipt of written notice thereof from the Administrative Agent to Borrower or Parent Guarantor; a breach of Section 6.35(b)(iv) shall not be a Default unless the same results in a material impairment of the Florida Hotel Ground Lease or the Lien of the Mortgage or the same remains unremedied for ten (10) Business Days after receipt of written notice thereof from the Administrative Agent to Borrower; a breach of
Section 6.35(c)(i) shall not be a Default unless the same is also a breach of
Section 6.35(c)(ii) or the same remains unremedied for ten (10) Business Days after receipt of written notice thereof from the Administrative Agent to Borrower; and a breach of Section 6.35(f) shall not be a Default unless the same remains unremedied for ten (10) Business Days after receipt of written notice thereof from the Administrative Agent to Borrower or Parent Guarantor), 6.36, 6.37, 6.39 or 6.40.

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         7.4      The breach by Borrower or Parent Guarantor (other than a
breach which constitutes a Default under another Section of this Article VII) of any of the terms or provisions of this Agreement or any of the other Loan Documents which (a) if a default in the payment of money as and when due, is not remedied within five (5) Business Days after written notice from the Administrative Agent to Borrower or Parent Guarantor, or (b) if any other breach or default, is not remedied for thirty (30) days after receipt of written notice from the Administrative Agent thereof to Borrower or Parent Guarantor, provided that if Borrower or Parent Guarantor commence to remedy such non-monetary breach or default within such thirty (30) day time period, such thirty (30) day time period for cure shall be extended for such time as is reasonably necessary to complete such cure so long as Borrower or Parent Guarantor are diligently pursuing the completion of such cure, but in no event shall the time period for cure be extended for a period in excess of ninety (90) days after Borrower's or Parent Guarantor's receipt of the initial written notice of breach or default.

         7.5      Borrower, Parent Guarantor or any of their Subsidiaries shall
(a) default in any payment of any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (b) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Obligations) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due or required to be repurchased prior to its stated maturity, provided that (x) it shall not be a Default or Event of Default under this Section 7.5 unless the aggregate principal amount of all Indebtedness as described in preceding clauses (a) and
(b) is at least $10,000,000.00.

         7.6 Borrower, any Property Manager, Parent Guarantor or any Subsidiary Guarantor shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate or partnership action to authorize or effect any of the foregoing actions set forth in this Section 7.6 or (vi) fail to contest in good faith any appointment or proceeding described in Section 7.7.

         7.7 Without the application, approval or consent of Borrower, any Property Manager, Parent Guarantor or any Subsidiary Guarantor, a receiver, trustee, examiner, liquidator or similar official shall be appointed for Borrower, any Property Manager, Parent Guarantor or any Subsidiary Guarantor or any of its Property, or a proceeding described in Section 7.6(iv) shall be instituted against Borrower, any Property Manager, Parent Guarantor or any Subsidiary

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Guarantor and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 60 consecutive days.

         7.8 Any court, government or governmental agency shall, other than in a Non-Material Condemnation, condemn, seize or otherwise appropriate, or take custody or control of, all or any portion of the Property of Borrower or Parent Guarantor.

         7.9 One or more of the following shall occur: (i) any money judgment (other than a money judgment covered by insurance as to which the insurance company has acknowledged coverage), writ or warrant of attachment, or similar process is entered against Borrower, Parent Guarantor, any Subsidiary Guarantor or the Opryland Hotel Florida and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder, (ii) a federal, state, local or foreign tax Lien is filed against Borrower, Parent Guarantor, any Subsidiary Guarantor or the Opryland Hotel Florida which is not discharged of record, bonded over or otherwise secured to the satisfaction of the Administrative Agent within thirty (30) days after the filing thereof, or
(iii) an Environmental Lien is filed against Borrower, Parent Guarantor, any Subsidiary Guarantor or the Opryland Hotel Florida, and the aggregate amount of any or all of the foregoing with respect to Borrower and the Opryland Hotel Florida exceeds $250,000.00 or with respect to Borrower, Parent Guarantor and Subsidiary Guarantors, taken together, exceeds $5,000,000.00.

         7.10 The occurrence of any "Default" or "Event of Default", as defined in any Loan Document (other than this Agreement).

         7.11 Nonpayment by Borrower of any Rate Management Obligation when due or the breach by Borrower of any material term, provision or condition contained in any Rate Management Transaction and the expiration of the cure period, if any, applicable thereto under the provisions of the Rate Management Transaction.

         7.12 The Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Guaranty, or Parent Guarantor or any Subsidiary Guarantor shall fail to comply with any of the terms or provisions of the Guaranty or shall deny that it has any further liability thereunder, or shall give notice to such effect.

         7.13 Any Collateral Document shall for any reason fail to create a valid and perfected first priority security interest in any collateral purported to be covered thereby, or any Collateral Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document.

         7.14 The representations and warranties set forth in Section 5.15 ("Plan Assets; Prohibited Transactions; ERISA") shall at any time not be true and correct.

         7.15 Substantial Completion does not occur on or prior to June 30, 2004.

         7.16 There shall occur any Change of Control not consented to by the Majority Lenders.

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         7.17     There shall occur an Event of Default under (and as defined
in) the Florida Hotel Ground Lease.

         7.18 The Florida Master Ground Lease shall expire, be terminated or otherwise cease to be in full force and effect and Florida Master Lessor shall fail or refuse for any reason to recognize the Florida Hotel Ground Lease as a direct lease, pursuant to the terms of the Omnibus Amendment as in effect on the date hereof.

                                  ARTICLE VIII

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

         8.1      Acceleration.

                  (a) If any Default described in Section 7.6 or 7.7 occurs with respect to Borrower, Parent Guarantor, any Property Manager or any Subsidiary Guarantor, the Revolving Loan Commitment and the obligations of the Lenders to issue Letters of Credit and make Revolving Loans and Swingline Loans hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Administrative Agent or any Lender, and Borrower shall immediately pay to the Administrative Agent an additional amount of cash, to be held as cash collateral by Administrative Agent for the benefit of the Issuing Banks as security for Borrower's and Parent Guarantor's reimbursement obligations in respect of all Letters of Credit then outstanding, which amount (the "Letter of Credit Collateral Amount") shall be equal to the aggregate Stated Amount of such Letters of Credit. If any other Default occurs, the Administrative Agent shall upon the direction of, and may, with the consent of Majority Lenders, take any or all of the following actions: (i) terminate or suspend the Revolving Loan Commitment and the obligations of the Lenders to issue Letters of Credit and make Revolving Loans and Swingline Loans hereunder, or (ii) declare the Obligations to be due and payable, whereupon the Obligations, including, without limitation, the Letter of Credit Collateral Amount, shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which Borrower and Parent Guarantor hereby expressly waive or (iii) terminate any Letter of Credit which may be terminated in accordance with its terms.

                  (b) The Administrative Agent may, and, at the request of the Majority Lenders shall, at any time or from time to time while any Default exists and is continuing apply any funds deposited in any of the Accounts to the payment of the Secured Obligations and any other amounts as shall from time to time have become due and payable by Borrower to the Lenders under the Loan Documents.

                  (c) At any time while any Default is continuing, neither Borrower nor any Person claiming on behalf of or through Borrower shall have any right to withdraw any of the funds held in any Account. After all of the Obligations have been indefeasibly paid in full and the Revolving Loan Commitment has been terminated, any funds remaining in the Accounts shall be returned by the Administrative Agent to Borrower or paid to whomever may be legally entitled thereto at such time.

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                  (d)      If, after acceleration of the maturity of the
Obligations or termination of the obligations of the Lenders to make Loans hereunder as a result of any Default (other than any Default as described in Section 7.6 or 7.7 with respect to Borrower or Parent Guarantor) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Majority Lenders (in their sole discretion) shall so direct, then the Administrative Agent shall, by notice to Borrower, rescind and annul such acceleration and/or termination.

         8.2 All Remedies. Upon the occurrence and during the continuance of a Default, the Administrative Agent and the Lenders shall have all rights and remedies set forth herein, in the Loan Documents, at law and in equity and the Administrative Agent and the Lenders shall have the right (but not the obligation) to pursue one or more of such rights and remedies concurrently or successively, it being the intent hereof that all such rights and remedies shall be cumulative, and that no remedy shall be to the exclusion of any other.

         8.3      Intentionally Reserved.

         8.4 Enforcement. Borrower and Parent Guarantor each acknowledge that in the event Borrower or Parent Guarantor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement or any other Loan Document, any remedy of law may prove to be inadequate relief to the Administrative Agent and the Lenders; therefore, Borrower and Parent Guarantor each agree that the Administrative Agent and the Lenders shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         8.5 Preservation of Rights. No delay or omission of the Lenders or the Administrative Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of an Advance notwithstanding the existence of a Default or the inability of Borrower or Parent Guarantor to satisfy the conditions precedent to such Advance shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Administrative Agent, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Lenders until the Obligations have been paid in full.

                                   ARTICLE IX

                               GENERAL PROVISIONS

         9.1 Survival of Representations. All representations and warranties made herein and all obligations, covenants and agreements of Borrower and Parent Guarantor in respect of taxes, indemnification and expense reimbursement shall survive the execution and delivery of this Agreement and the other Loan Documents, the making and repayment of the Advances and the termination of this Agreement and shall not be

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limited in any way by the passage of time or occurrence of any event and shall expressly cover time periods when the Administrative Agent or any of the Lenders may have come into possession or control of any Property of Borrower or Parent Guarantor.

         9.2 Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to any Borrower or Parent Guarantor in violation of any limitation or prohibition provided by any applicable statute or regulation unless the same has resulted from the failure of such Lender to comply with any requirements imposed upon such Lender by applicable Law.

         9.3 Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

         9.4 Entire Agreement. The Loan Documents embody the entire agreement and understanding among Borrower, Parent Guarantor, the Administrative Agent and the Lenders and supersede all prior agreements and understandings among Borrower, Parent Guarantor, the Administrative Agent and the Lenders relating to the subject matter hereof.

         9.5 Obligations; Benefits of this Agreement. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Administrative Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. Borrower and Parent Guarantor are jointly and severally liable and obligated for each other's obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns, provided, however, that the parties hereto expressly agree that the Joint Book Running Managers, Co-Lead Arrangers and Syndication Agent (each, an Initial Lender Affiliate, and collectively, the "Initial Lender Affiliates") shall enjoy the benefits of the provisions of Sections 9.6, 9.10, 10.10, 10.18 and 10.20 to the extent specifically set forth therein and shall have the right to enforce such provisions on their own behalf and in their own names to the same extent as if each were a party to this Agreement.

         9.6 Expenses; Indemnification. (a) Borrower and Parent Guarantor shall reimburse the Administrative Agent for any costs and out-of-pocket expenses (including reasonable attorneys' fees) paid or incurred by the Administrative Agent (but excluding overhead and internal costs) in connection with the preparation, negotiation, execution, delivery, syndication, review, amendment, modification, and administration of the Loan Documents, in connection with disbursements hereunder and otherwise with respect to the Opryland Hotel Florida. Borrower and Parent Guarantor agree to reimburse the Administrative Agent and the Lenders for any costs and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Administrative Agent and the Lenders, but excluding internal administrative overhead except for legal fees hereafter referred to in this sentence) paid or incurred by the Administrative Agent and the Lenders, which

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attorneys may be employees of the Administrative Agent or any Lender in connection with the collection and enforcement of the Loan Documents in the event of a Default. Expenses required to be reimbursed by Borrower and Parent Guarantor under this Section 9.6 include, without limitation, the cost and expense of obtaining an Appraisal of the Opryland Hotel Florida, provided that so long as no Default shall exist that is continuing Borrower and Parent Guarantor shall not be required to pay for an Appraisal other than (i) the initial Appraisal by Cushman & Wakefield obtained by the Administrative Agent prior to the Effective Date and (ii) a single further Appraisal of the Opryland Hotel Florida which the Administrative Agent may commission in its sole discretion.

                  (b) Borrower and Parent Guarantor hereby further agree to indemnify the Administrative Agent, the Initial Lender Affiliates, each Lender, their respective Affiliates, and each of their agents, shareholders, directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Administrative Agent, any Initial Lender Affiliate, any Lender or any affiliate is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Advance hereunder except to the extent that they are determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the party seeking indemnification. The obligations of Borrower and Parent Guarantor under this
Section 9.6 shall survive the termination of this Agreement.

         9.7 Numbers of Documents. All statements, notices, closing documents, and requests hereunder shall be furnished to the Administrative Agent with sufficient counterparts so that the Administrative Agent may furnish one to each of the Lenders.

         9.8 Accounting. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles.

         9.9 Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

         9.10 Nonliability of Lenders. The relationship between Borrower on the one hand and the Lenders and the Administrative Agent on the other hand shall be solely that of borrower and lender. None of the Administrative Agent, any Initial Lender Affiliate, or any Lender shall have any fiduciary responsibilities to Borrower, Parent Guarantor or any Subsidiary Guarantor. None of the Administrative Agent, any Initial Lender Affiliate, or any Lender undertakes any responsibility to Borrower, Parent Guarantor or any Subsidiary Guarantor to review or inform Borrower, Parent Guarantor or any Subsidiary Guarantor of any matter in connection with any phase of Borrower's business or operations.

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Borrower agrees that none of the Administrative Agent, any Initial Lender
Affiliate, or any Lender shall have liability to Borrower (whether sounding in tort, contract or otherwise) for losses suffered by Borrower in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. None of the Administrative Agent, any Initial Lender Affiliate, or any Lender shall have any liability with respect to, and Borrower hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages suffered by Borrower, Parent Guarantor or any Subsidiary Guarantor in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

         9.11 Confidentiality. (a) Subject to the provisions of Section 9.11(b) and Section 12.4, each Lender agrees that it will use its reasonable efforts not to disclose without the prior consent of Parent Guarantor (other than to its employees, officers, directors, auditors, advisors or counsel or to another Lender, provided such Persons shall be subject to the provisions of this
Section 9.11 to the same extent as such Lender) any confidential information with respect to Parent Guarantor or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Loan Document, provided that any Lender may disclose any such information (a) as has become generally available to the public other than by virtue of a breach of this Section by such Lender, (b) to the extent such information was legally in possession of such Lender prior to its receipt from or on behalf of Parent Guarantor or any of its Subsidiaries and was from a source not known to such Lender to be (x) bound by a confidentiality agreement with Parent Guarantor or
(y) otherwise prohibited from transmitting such information to such Lender by a contractual, legal or fiduciary obligation, (c) such information becomes available to such Lender from a source other than Parent Guarantor or any of its Subsidiaries and such source is not known to such Lender to be (x) bound by a confidentiality agreement with Parent Guarantor or (y) otherwise prohibited from transmitting such information to such Lender by a contractual, legal or fiduciary obligation, (d) as may be required or reasonably appropriate in any report, statement or testimony submitted to, or in response to a request from, any municipal, state or Federal governmental or regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board, the Federal Deposit Insurance Corporation, the NAIC or similar organizations (whether in the United States or elsewhere) or their successors, (e) as may be required or reasonably appropriate in response to any summons or subpoena or in connection with any litigation, (f) in order to comply with any Requirements of Law applicable to such Lender, (g) to the Administrative Agent or any other Lender, (h) to any direct or indirect contractual counterparties in swap agreements or such contractual counterparties' professional advisors; provided that such contractual counterparty or professional advisor to such contractual counterparty agrees in writing to keep such information confidential to the same extent required of the Lenders hereunder, and (i) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Notes or Revolving Loan Commitment or any interest therein by such Lender, provided that such prospective transferee shall have agreed to be subject to the provisions of this Section 9.11.

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                  (b)      Borrower hereby acknowledges and agrees that each
Lender may, but only in connection with the transactions contemplated by this Agreement and the other Loan Documents or the participation of such Lender pursuant to this Agreement and the other Loan Documents, share with any of its affiliates any information related to Parent Guarantor or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of Parent Guarantor and its Subsidiaries, provided such Persons shall be subject to the provisions of this Section 9.11 to the same extent as such Lender).

                  (c) Notwithstanding anything herein to the contrary, confidential information shall not include, and the Administrative Agent and each Lender may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall apply only to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loan and transactions contemplated hereby.

         9.12 Nonreliance. Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) for the repayment of the Advances provided for herein.

         9.13     Disclosure. Borrower, Parent Guarantor and each Lender hereby
(i) acknowledge and agree that Deutsche Bank Trust Company Americas, Deutsche Banc Alex. Brown Inc. and/or their respective Affiliates from time to time may hold investments in, make other loans to or have other relationships with Borrower, Parent Guarantor and any of their Affiliates, and (ii) waive any liability of Deutsche Bank Trust Company Americas, Deutsche Banc Alex. Brown Inc. and/or their respective Affiliates to Borrower, Parent Guarantor or any Lender, respectively, arising out of or resulting from such investments, loans or relationships.

         9.14 Marshalling; Payments Set Aside. Neither the Administrative Agent nor any Lender shall be under any obligation to marshal any assets in favor of Borrower or Parent Guarantor, any other party or against or in payment of any or all of the Secured Obligations. To the extent that Borrower or Parent Guarantor makes a payment or payments to the Administrative Agent or the Lenders or any such Person receives payment from the proceeds of the Collateral or exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, right and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

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         9.15     Successors and Assigns. This Agreement and the other Loan
Documents shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and permitted assigns of the Lenders. The rights hereunder of Borrower and Parent Guarantor and any interest therein, may not be assigned without the written consent of all Lenders, which may be granted or withheld in the sole discretion of each.

         9.16 Inconsistencies. This Agreement and each of the other Loan Documents shall be construed to the extent reasonable to be consistent one with the other, but to the extent that the terms and conditions of this Agreement are actually inconsistent with the terms and conditions of any other Loan Document, this Agreement shall govern. Notwithstanding anything to the contrary contained herein, the existence of (and the Lenders' review of), the Organizational Documents shall not be deemed to be an approval by the Administrative Agent or the Lenders of any of the actions that may be permitted to be taken by Borrower, Parent Guarantor or any other Person thereunder to the extent such actions violate the terms hereof. In addition to the foregoing, none of the terms or provisions hereof shall be deemed to be waived or modified by virtue of the fact that such terms and provisions conflict with, or contradict, any of the terms and provisions of the Organizational Documents.

         9.17 Disclaimer by Lender. Neither the Administrative Agent nor the Lenders nor any Initial Lender Affiliate shall be liable to any contractor, subcontractor, supplier, laborer, architect, engineer, tenant or other party for services performed or materials supplied in connection with any work performed at the Opryland Hotel Florida or any other Property. Neither the Administrative Agent nor the Lenders nor any Initial Lender Affiliate shall be liable for any debts or claims accruing in favor of any such parties against Borrower, Parent Guarantor or others or against any Property. Neither Borrower nor Parent Guarantor shall be an agent of either the Administrative Agent or the Lenders or any Initial Lender Affiliate for any purposes and neither the Lenders nor the Administrative Agent nor any Initial Lender Affiliate shall be deemed partners or joint venturers with Borrower, Parent Guarantor or any other Person. Neither the Administrative Agent nor the Lenders nor any Initial Lender Affiliate shall be deemed to be in privity of contract with any contractor or provider of services to the Opryland Hotel Florida, nor shall any payment of funds directly to a contractor or subcontractor or provider of services be deemed to create any third party beneficiary status or recognition of same by either the Administrative Agent or the Lenders or any Initial Lender Affiliate, and Borrower and Parent Guarantor each agree to hold the Administrative Agent, the Lenders and the Initial Lender Affiliates harmless from any of the damages and expenses resulting from such a construction of the relationship of the parties or any assertion thereof.

         9.18 Time is of the Essence. Time is of the essence of each and every term and provision of this Agreement and the other Loan Documents.

         9.19 Protective Advances. The Administrative Agent may from time to time, before or after the occurrence and during the continuance of a Default, subject to the prior written approval of the Majority Lenders, make such disbursements and advances pursuant to the Loan Documents (which disbursements and advances shall be deemed to be "Loans" made hereunder) which the Administrative Agent, in its

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reasonable discretion, deems necessary or desirable to preserve or protect the
Collateral or any portion thereof or to enhance the likelihood or maximize the amount of repayment of the Secured Obligations ("Protective Advances"). The Administrative Agent shall notify Borrower, Parent Guarantor and each Lender in writing of each such Protective Advance, which notice (each a "Protective Advance Notice") shall include a description of the purpose of such Protective Advance, the aggregate amount of such Protective Advance, each Lender's Pro Rata Share thereof and the date each Lender shall be required to pay its Pro Rata Share of the Protective Advance (the "Protective Advance Date"), which Protective Advance Date shall be not less than two (2) Business Days after delivery of the Protective Advance Notice. Each Lender agrees to pay to the Administrative Agent its Pro Rata Share of any Protective Advance on the Protective Advance Date in the manner set forth herein for a funding of an Advance. Borrower or Parent Guarantor agree to pay the Administrative Agent, upon demand, the principal amount of all outstanding Protective Advances, together with interest thereon at the rate set forth in Section 2.11 applicable in the event of a Default. If Borrower or Parent Guarantor fail to make payment in respect of any Protective Advance within three (3) Business Days after the date Borrower or Parent Guarantor receive written demand therefor from the Administrative Agent, such failure shall constitute a Default. All outstanding principal of, and interest on, Protective Advances shall constitute Secured Obligations secured by the Collateral until paid in full by Borrower or Parent Guarantor. Upon the making of a Protective Advance, the Administrative Agent shall be subrogated to any and all rights, equal or superior titles, liens and equities, owned or claimed by any owner or holder of said outstanding liens, charges and indebtedness, however remote, regardless of whether said liens, charges and indebtedness are acquired by assignment or have been released of record by the holder thereof upon payment.

                                    ARTICLE X

                    THE ADMINISTRATIVE AGENT AND THE LENDERS

         10.1 Appointment. The Lenders hereby designate Deutsche Bank Trust Company Americas as Administrative Agent to act as specified herein and in the other Loan Documents. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Administrative Agent to take such action on its behalf under the provisions of this Agreement, the other Loan Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder by or through its respective officers, directors, agents, employees or affiliates.

         10.2 Nature of Duties. The Administrative Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and in the other Loan Documents. Neither the Administrative Agent nor any of its respective officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Loan Documents or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct (as determined

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by a court of competent jurisdiction in a final and non-appealable decision).
The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or any other Loan Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein.

         10.3 Lack of Reliance on the Administrative Agent. (a) Independently and without reliance upon the Administrative Agent, each Lender and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of Borrower, Parent Guarantor and the Subsidiary Guarantors in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of such Persons and, except as expressly provided in this Agreement, the Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. The Administrative Agent shall not be responsible to any Lender or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any other Loan Document or in any document, certificate or other writing delivered in connection herewith or therewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Loan Document or the financial condition of Borrower, Parent Guarantor or the Subsidiary Guarantors, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Loan Document, or the financial condition of Borrower, Parent Guarantor or the Subsidiary Guarantors or the existence or possible existence of any Default or Unmatured Default.

                  (b) The Administrative Agent does not represent, warrant or guaranty to the Lenders the performance of Borrower, Parent Guarantor or any Subsidiary Guarantor, any architect, any project managers, any contractor, subcontractor or provider of materials or services in connection with the construction of the Texas Project and Borrower and Parent Guarantor shall remain solely responsible for all aspects of the Texas Project, including but not limited to the quality and suitability of the plans and specifications, the supervision of the work of construction, the qualifications, financial condition and performance of all architects, engineers, contractors, subcontractors, suppliers, consultants and property managers and the accuracy of all applications for payment.

         10.4 Certain Rights of the Administrative Agent. If the Administrative Agent shall request instructions from the Majority Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Majority Lenders; and the Administrative Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender or

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holder of any Note shall have any right of action whatsoever against the
Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of the Majority Lenders.

         10.5 Reliance. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Administrative Agent in good faith believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Loan Document and its duties hereunder and thereunder, upon advice of counsel selected by the Administrative Agent (which may be counsel for Borrower or Parent Guarantor).

         10.6 Indemnification. To the extent the Administrative Agent is not reimbursed and indemnified by Borrower or Parent Guarantor, the Lenders will reimburse and indemnify the Administrative Agent, in proportion to their respective "percentages" as used in determining the Majority Lenders, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its respective duties hereunder or under any other Loan Document, in any way relating to or arising out of this Agreement or any other Loan Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

         10.7 The Administrative Agent in its Individual Capacity. With respect to its obligation to make Loans, or issue or participate in Letters of Credit, under this Agreement, the Administrative Agent shall have the rights and powers specified herein for a "Lender" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Lenders," "Majority Lenders," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with Borrower, Parent Guarantor or any Subsidiary Guarantor or any Affiliate of any such Person as if it were not performing the duties specified herein, and may accept fees and other consideration from any such Person for services in connection with this Agreement or any other Loan Document and otherwise without having to account for the same to the Lenders.

         10.8 Holders. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

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         10.9     Resignation by the Administrative Agent. (a) The
Administrative Agent may resign from the performance of all its functions and duties hereunder and/or under the other Loan Documents at any time by giving 15 Business Days' prior written notice to Borrower, Parent Guarantor and the Lenders. Any such resignation by the Administrative Agent hereunder shall also constitute its resignation as the Swingline Lender, if applicable, in which case the Swingline Lender shall not be required to make any additional Swingline Loans hereunder and shall maintain all of its rights as the Swingline Lender with respect to Swingline Loans made by it prior to the date of such resignation. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below. Furthermore, Administrative Agent may be removed by the Majority Lenders in the event that Administrative Agent committed a willful breach of, or was grossly negligent in the performance of, its material obligations hereunder (as determined by a court of competent jurisdiction in a final, non-appealable decision).

                  (b) Upon any such notice of resignation by the Administrative Agent, Borrower and Parent Guarantor shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial Lender or trust company reasonably acceptable to the Majority Lenders (it being understood and agreed that any Lender is deemed to be acceptable to the Majority Lenders), provided that, if a Default or an Unmatured Default exists at the time of such resignation, the Majority Lenders shall appoint such successor Administrative Agent.

                  (c) If a successor Administrative Agent shall not have been so appointed within such 15 Business Day period, the Administrative Agent, with the consent of Borrower and Parent Guarantor (which consent shall not be unreasonably withheld), shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as Borrower, Parent Guarantor or the Majority Lenders, as the case may be, appoint a successor Administrative Agent as provided above.

                  (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 30th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Majority Lenders shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Loan Document until such time, if any, as Borrower, Parent Guarantor or the Majority Lenders, as the case may be, appoint a successor Administrative Agent as provided above.

         10.10 Other Agents. None of the Co-Lead Arrangers nor the Joint Book Running Managers nor the Syndication Agent shall have any liabilities or obligations hereunder in their respective capacities as such.

         10.11 Lender Default. If any Lender (a "Defaulting Lender") fails to fund its Pro Rata Share of any Advance on or before the time required pursuant to this Agreement, or fails to fund its Pro Rata Share of any amount due under
Section 10.14(d) or the last sentence of Section 10.12 on or before the time required thereunder or fails to pay the Administrative Agent, within twenty (20) days of demand (which demand shall be accompanied by invoices or other reasonable back up information demonstrating the

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amount owed), such Lender's Pro Rata Share of any out-of-pocket costs, expenses or disbursements incurred or made by the Administrative Agent pursuant to the terms of this Agreement (the aggregate amount which the Defaulting Lender fails to pay or fund is herein referred to as the "Default Amount"; and each such failure by a Lender is referred to herein as a "Lender Default"), then, in addition to the rights and remedies that may be available to the Non-Defaulting Lenders at law and in equity:

                  (a) The Defaulting Lender's right to participate in the administration of the Obligations and the Loan Documents, including without limitation, any rights to vote upon, consent to or direct any action of the Administrative Agent or the Lenders shall be suspended and such rights shall not be reinstated unless and until such default is cured, provided, however, that if the Administrative Agent is a Defaulting Lender, the Administrative Agent shall continue to have all rights provided for in this Agreement and the Loan Agreement with respect to the administration of the Loans, unless the Majority Lenders vote to remove and replace the Administrative Agent, in which event the Majority Lenders shall notify the Administrative Agent, Borrower, Parent Guarantor and the other Lenders of the identity of the successor Administrative Agent so chosen by the Majority Lenders and such successor Administrative Agent shall assume all the rights and duties of Administrative Agent hereunder as of the date such notice is given;

                  (b) If and to the extent the Default Amount includes an amount which, if advanced by the Defaulting Lender, would be applied to interest, fees or other amounts due to the Lenders under the Loan Documents (such portion of the Default Amount is herein referred to as the "Lender Payment Portion"), the Administrative Agent may, and shall upon the direction of the Majority Lenders, treat as advanced by the Defaulting Lender to itself (with a corresponding automatic increase in the Defaulting Lender's Loan balance, and without necessity for executing any further documents) the Lender Payment Portion, whereupon a corresponding offset shall be made against the Default Amount;

                  (c) If and to the extent any Default Amount remains (after taking into account the deemed advance and application made under Section 10.11(b) above), any or all of the Non-Defaulting Lenders shall be entitled (but shall not be obligated) to fund all or part of the remaining Default Amount (the "Funded Default Amount"), and collect from the Defaulting Lender or from amounts otherwise payable to the Defaulting Lender interest at the Default Rate on the Funded Default Amount for the period from the date on which the payment was due until the date on which payment is made (less any interest actually paid by Borrower on the Funded Default Amount from time to time, which payments shall be applied by the Administrative Agent pari passu to the Non-Defaulting Lenders which shall have so funded the Funded Default Amount);

                  (d) So long as any Default Amount remains outstanding, the Defaulting Lender's interest in the Obligations and the Loan Documents and proceeds thereof shall be subordinated to the interest of the Non-Defaulting Lenders in the Obligations and the Loan Documents in the manner set forth in
Section 10.11(e) below, without necessity for executing any further documents, provided that such Defaulting Lender's interest in the Obligations and the Loan Documents and the proceeds thereof shall no longer be so subordinated if the Default Amount (and all interest which has accrued pursuant to Section 10.11(c) above) shall be repaid

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(or, if not funded by the Non-Defaulting Lenders, advanced to the Administrative
Agent for disbursement in accordance with this Agreement) in full;

                  (e) To achieve such subordination, that portion of all amounts received by the Administrative Agent on account of the Obligations which would otherwise be payable to the Defaulting Lender on account of its interest in the Obligations shall be applied by the Administrative Agent as follows:

                           (i)      first to pay pari passu to the
Non-Defaulting Lenders the Funded Default Amount, together with interest thereon payable under Section 10.11(c) above, until the Funded Default Amount and all interest thereon has been repaid in full (with collections from Borrower being deemed earned by the Defaulting Lender to the extent of its Pro Rata Share thereof and paid over to the Non-Defaulting Lenders for application first to interest (in accordance with Section 10.13(c) above and then to principal upon the Funded Default Amount); then

                           (ii)     second, the remainder, if any, shall be
deemed earned by the Defaulting Lender to the extent of its Pro Rata Share thereof and held in escrow by the Administrative Agent for distribution as follows:

                                    (A)      upon payment in full of all the
Secured Obligations, without foreclosure, deed-in-lieu of foreclosure (or other similar disposition of the Collateral) or other enforcement proceedings with respect to the Secured Obligations, the funds held in escrow shall be promptly disbursed to the Defaulting Lender; and

                                    (B)      upon completion of any foreclosure,
deed-in-lieu of foreclosure (or other similar disposition of the Collateral) or other enforcement proceedings with respect to the Secured Obligations the funds held in trust shall be promptly disbursed as follows:

                                    (1)      first, to the Non-Defaulting
                                             Lenders and their Affiliates which
                                             are Holders of Secured Obligations
                                             pari passu in the amount of all
                                             Secured Obligations which have not
                                             been paid and satisfied by the
                                             foreclosure, deed-in-lieu of
                                             foreclosure (or other similar
                                             disposition of the Collateral) or
                                             other enforcement proceedings with
                                             respect to the Secured Obligations
                                             in order to compensate the
                                             Non-Defaulting Lenders for any
                                             failure to recover the full amount
                                             of the Secured Obligations upon
                                             completion of any such disposition
                                             of the Collateral or other
                                             enforcement action; and

                                    (2)      second, any remaining funds shall
                                             be disbursed to the Defaulting
                                             Lender.

                  (f) Each Non-Defaulting Lender shall have the right, but not the obligation, in its sole discretion, to acquire such Defaulting Lender's Pro Rata Share of the Advances and the Obligations, together with the Funded Default Amount, in which case the following provisions shall apply:

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                           (i)      If more than one Non-Defaulting Lender
exercises such right, each such Non-Defaulting Lender shall have the right to acquire (in proportion to such acquiring Lenders' respective Pro Rata Shares (or upon agreement thereof, any other proportion)) the Defaulting Lender's Pro Rata Share in the Advances and the Obligations, together with all of the Funded Default Amount (being deemed a portion of the Obligations advanced by the Non-Defaulting Lenders which funded the Funded Default Amount). Such right to purchase shall be exercised by written notice from the applicable Non-Defaulting Lender(s) electing to exercise such right to the Defaulting Lender and the Administrative Agent (an "Exercise Notice"), copies of which shall also be sent concurrently to the other Lenders. The Exercise Notice shall specify (A) the Purchase Price for the Pro Rata Share of the Defaulting Lender, determined in accordance with Section 10.11(f)(ii) below, and (B) the date on which such purchase is to occur, which shall be any Business Day which is not less than fifteen (15) days after the date on which the Exercise Notice is given, provided that if such Defaulting Lender shall have cured its default in full (including all interest and other amounts due in connection therewith) to the satisfaction of the Administrative Agent within said fifteen (15) day period, then the Exercise Notice shall be of no further effect and the applicable Non-Defaulting Lenders shall no longer have a right to purchase such Defaulting Lender's Pro Rate Share or the Funded Default Amount. Upon any such purchase of the Pro Rata Share of a Defaulting Lender and as of the date of such purchase (the "Purchase Date"), (X) the Non-Defaulting Lenders purchasing the Defaulting Lender's Pro Rata Share shall also purchase the Funded Default Amount in equivalent proportions from the Non-Defaulting Lenders which funded the same, for a purchase price equal to par plus interest accrued and unpaid thereon under the provisions of Section 10.11(c) ("Default Amount Accrued Interest"), (Y) the Non-Defaulting Lenders purchasing the Defaulting Lender's Pro Rata Share shall promptly advance to the Administrative Agent their proportionate shares of any unfunded portion of the Default Amount, and (Z) the Defaulting Lender's interest in the Loans and the Obligations, and its rights hereunder as a Lender arising from and after the Purchase Date (but not its rights and liabilities in respect thereof or under the Loan Documents or this Agreement for obligations, indemnities and other matters arising or matters occurring before the Purchase
Date) shall terminate on the Purchase Date, and the Defaulting Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest. Without in any manner limiting the remedies of the Lenders, the obligations of a Defaulting Lender to sell and assign its Pro Rata Share under this Section 10.11(f) shall be specifically enforceable by the Administrative Agent and/or the other Lenders, by an action brought in any court of competent jurisdiction for such purpose, it being acknowledged and agreed that, in light of the disruption in the administration of the Advances and the other terms of the Loan Documents that a Defaulting Lender may cause, damages and other remedies at law are not adequate.

                           (ii)     The purchase price for the Pro Rata Share of
the Advances and the Obligations of a Defaulting Lender (the "Purchase Price") shall be equal to one hundred percent (100%) of the sum of all of the Defaulting Lender's Advances (including advances for Protective Advances) under the Loans outstanding as of the Purchase Date, less the Default Amount Accrued Interest and costs and expenses incurred by the Administrative Agent and the Lenders directly as a result of the Defaulting Lender's default hereunder, court costs and the fees and expenses of attorneys, paralegals, accountants and other similar advisors, and if such amounts are not then known, there shall be deducted from the Purchase Price and placed into escrow with the Administrative Agent an amount equal to 200% of the Administrative Agent's reasonable estimate of such costs, to be held for disbursement to pay such costs as incurred, with any

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remainder being returned to the Defaulting Lender upon payment in full of all the Secured Obligations. The Lenders hereby acknowledge that the Lenders purchasing the Defaulting Lender's Pro Rata Share are entitled to do so at the price set forth in this Section 10.11(f)(ii) due to the risk that the Obligations and Collateral may further decline in value after such purchase as a result of the Defaulting Lender's default.

Nothing herein contained shall be deemed or construed to waive, diminish or limit, or prevent or stop any Lender from exercising or enforcing, any rights or remedies which may be available at law or in equity as a result of or in connection with any default under this Agreement by a Lender. In addition, no Lender shall be deemed to be a Defaulting Lender if such Lender refuses to fund its Pro Rata Share of any Advance being made after any bankruptcy-related Default under Section 7.6 or Section 7.7 of this Agreement due to the lack of bankruptcy court approval for such Advance.

         10.12 Authority. The Administrative Agent, as described herein, shall have all rights with respect to collection and administration of the Obligations, the security therefor and the exercise of remedies with respect thereto, except to the extent otherwise expressly set forth herein. The Lenders agree that the Administrative Agent shall make all determinations as to whether to grant or withhold approvals under the Loan Documents and as to compliance with the terms and conditions of the Loan Documents, except to the extent otherwise expressly set forth therein or herein. The Administrative Agent will simultaneously deliver to the Lenders copies of any default notices sent to Borrower, Parent Guarantor or any Subsidiary Guarantor under the terms of the Loan Documents and will promptly provide to the Lenders copies of any material notices received from Borrower, Parent Guarantor or any Subsidiary Guarantor, including without limitation notices received under Section 6.18 (and copies of the documents received by the Administrative Agent thereunder). The Administrative Agent shall not, however, take the following actions without first obtaining the consent of requisite Lenders, as set forth below:

                  (a) The Administrative Agent shall not, without first obtaining the consent of the Unanimous Lenders, take any of the following actions:

                           (i)      amend the interest rate, any date on which
interest is due, or the Maturity Date set forth in the Loan Documents;

                           (ii)     release any collateral for the Secured
Obligations, or release any guaranty, indemnity agreement or any Person (including, without limitation, any Subsidiary Guarantor) with respect to any such guaranty or indemnity agreement (except for the release of any Subsidiary Guarantor from the Guaranty upon consummation of an Asset Sale with respect to such Subsidiary Guarantor or substantially all of its assets and except for releases otherwise expressly permitted pursuant to the Loan Documents upon satisfaction of all applicable conditions specified therein), or waive or release any indemnity obligations of Borrower, Parent Guarantor or any guarantor (including, without limitation, any Subsidiary Guarantor) to the Lenders under the Loan Documents;

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                           (iii)    increase the amount of the Revolving Loan
Commitment, except with respect to any increase in the Revolving Loan Commitment as may occur from time to time pursuant to Section 2.19 hereof;

                           (iv)     forgive or reduce any principal, interest or
fees due under the Obligations or extend the time for payment of any such principal, interest or fees;

                           (v)      consent to the further encumbrance or
hypothecation of all or any portion of the Opryland Hotel Florida or any other Collateral except to the extent expressly permitted under the Loan Documents;

                           (vi)     modify, waive or consent to any assignment
in violation of Section 12.1(i);

                           (vii)    change the Pro Rata Share of any Lender,
except in connection with a transfer of a Lender's interest permitted under the Loan Agreement or in connection with an increase in the Revolving Loan Commitment pursuant to Section 2.19 hereof;

                           (viii)   modify or amend this Section 10.12; or

                           (ix)     modify or amend the definition of "Unanimous
Lenders" or "Majority Lenders" herein.

                  (b) The Administrative Agent shall not, without first obtaining the consent of the Majority Lenders, take any of the following actions:

                           (i)      exercise (or refrain from exercising) rights
or remedies with respect to any Default, including any action with respect to the exercise of remedies or the realization, operation or disposition of any Collateral, provided, however, that the Administrative Agent may deliver consents contemplated by the Loan Documents and waivers of provisions (other than material provisions, including without limitation, any of the provisions specifically enumerated in Section 7.3 hereof) of the Loan Documents;

                           (ii)     amend, supplement or otherwise modify in any
material respect any of the Loan Documents or execute a written waiver of any material provision of the Loan Documents (including, without limitation, any of the provisions specifically enumerated in Section 7.3 hereof), provided that such amendment, supplement, modification or waiver does not require the consent of all the Lenders under Section 10.12(a) above;

                           (iii)    consent to the transfer by Borrower or
Parent Guarantor of all or any part of its direct or indirect interest in the Opryland Hotel Florida or any other Collateral, except to the extent expressly permitted under the Loan Documents;

                           (iv)     consent to any Change of Control;

                           (v)      agree to cause an additional or updated
Appraisal to be ordered at the Lenders' expense;

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                           (vi)     modify, amend or waive any requirement in
Section 6.25; or

                           (vii)    consent to or take action with respect to
any matter specified herein to require the consent or approval of the Majority Lenders.

                  (c) The consent of the Swingline Lender shall be required for any action, waiver, consent, amendment or other agreement which would have the effect of altering any of the Swingline Lender's rights or obligations with respect to Swingline Loans.

                  (d) The consent of each Issuing Bank shall be required for any action, waiver, consent, amendment or other agreement which would have the effect of altering any provision of Sections 2.20 through 2.20.4 or altering its rights or obligations with respect to Letters of Credit.

         As to any matters which are subject to the consent of any or all of the Lenders, as set forth above or elsewhere in this Agreement, the Administrative Agent shall not be permitted or required to exercise any discretion or to take any action except upon the receipt of the written consent or instruction with respect to such action by the requisite Lenders, which written consent or instruction shall be binding upon the Lenders. Notwithstanding anything contained herein to the contrary, it is understood and agreed that the Lenders' right to consent to or disapprove any particular matter shall be limited to the extent that the Lenders' or Administrative Agent's rights to consent to or disapprove of such matter are limited in the Loan Documents.

         As to any matter which is subject to a vote of the Lenders hereunder, any of the Lenders may require the Administrative Agent to initiate such a vote. In such event, the Administrative Agent shall conduct a vote in accordance with the provisions of the next paragraph. The Administrative Agent shall be bound by the results of such vote, so long as the action voted in favor of is permissible under the Loan Documents and under applicable law, and subject to the obligation of each Lender to contribute its Pro Rata Share of all expenses and liabilities incurred in connection therewith as more fully set forth below.

         All communications from the Administrative Agent to the Lenders requesting the Lenders' approval (i) shall be given in the form of a written notice to each Lender, (ii) shall be accompanied by a description of the matter as to which such approval is requested and (iii) shall include, if appropriate, the recommendation of the Administrative Agent, if any.

         Subject to the foregoing limitations, each Lender hereby appoints and constitutes the Administrative Agent as its agent with full power and authority to exercise on behalf of such Lender any and all rights and remedies which such Lender may have with respect to, and to the extent necessary under applicable law for, the enforcement of the Loan Documents, including the right to exercise, or to refrain from exercising, any and all remedies afforded to such Lender by the Loan Documents or which such Lender may have as a matter of law.

         Subject to the last sentence of this paragraph, each Lender shall be responsible for its Pro Rata Share of any reasonable out-of-pocket costs, expenses or liabilities incurred by the Administrative Agent in connection with the Obligations, the protection of any security for the Secured Obligations, the enforcement of the Loan Documents or the management or operation of any Collateral after acquisition of title thereto. Each Lender shall, within twenty
(20) days after a written demand therefor accompanied with a description of the amounts payable, contribute its

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respective Pro Rata Share of the out-of-pocket costs and expenses incurred by the Administrative Agent in accordance with the terms of this Agreement, including, but not limited to, fees of receivers or trustees, court costs, title company charges, filing and recording fees, appraisers' fees and expenses of attorneys.

         10.13 Borrower Default. Promptly after the Administrative Agent acquires actual knowledge that a Default has occurred, the Administrative Agent shall evaluate the circumstances of such Default, its impact on Borrower, Parent Guarantor and Subsidiary Guarantors and the courses of action available to the Lenders, which may include such responses as entering into a forbearance agreement for a period of time, establishing certain additional credit or collateral safeguards in exchange for a waiver of such Default or determining the timing and order of enforcement of the remedies available to the Lenders. Unless expressly directed in writing to the contrary by the Majority Lenders, the Administrative Agent is expressly authorized to discuss such Default and possible resolutions with Borrower, Parent Guarantor and Subsidiary Guarantors and to refrain from exercising any rights and remedies while conducting such evaluation, provided that the Administrative Agent shall not enter into any written forbearance agreement with Borrower, Parent Guarantor or any Subsidiary Guarantor without the prior consent of the Majority Lenders. The foregoing provisions shall not limit the right, power or authority of the Administrative Agent to take actions pursuant to and in accordance with Section 8.1 or Section 9.19.

         The Administrative Agent shall, upon completing such evaluation and if the Administrative Agent deems it appropriate, forward to each Lender a written proposal outlining the course of action that the Administrative Agent recommends, if any.

         If the Majority Lenders so approve the Administrative Agent's proposal, the Administrative Agent shall seek to implement such proposal in due course in the same manner the Administrative Agent generally implements similar proposals for loans held for its own account.

         The Lenders agree to cooperate in good faith and in a commercially reasonable manner in connection with the exercise by the Administrative Agent of the rights granted to the Lenders by law and the Loan Documents, including, but not limited to, providing necessary information to the Administrative Agent with respect to the Obligations, preparing and executing necessary affidavits, certificates, notices, instruments and documents and participating in the organization of applicable entities to hold title to the Opryland Hotel Florida. Each Lender agrees that it shall subscribe to and accept its Pro Rata Share of the ownership interests in any entity organized to hold title to the Opryland Hotel Florida or any other Collateral. The Administrative Agent is hereby authorized to act for and on behalf of the Lenders in all day-to-day matters with respect to the exercise of rights described herein such as the supervision of attorneys, accountants, appraisers or others acting for the benefit of all of the Lenders in connection with litigation, foreclosure, realization of all or any security given as collateral for the Secured Obligations or other similar actions.

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         10.14    Acquisition of Collateral. If the Administrative Agent (or its
nominee or designee), on behalf of the Lenders, acquires the Opryland Hotel Florida or any other Collateral either by foreclosure or deed in lieu of foreclosure, then the Lenders agree to negotiate in good faith to reach agreement among themselves in writing relating to the ownership, operation, maintenance, marketing, and sale of the Opryland Hotel Florida. The Lenders agree that such agreement shall be consistent with the following:

                  (a) The Collateral will not be held as a long term investment but will be marketed in an attempt to sell the Collateral in a time period consistent with the regulations applicable to national banks for owning real estate. Current Appraisals of the Collateral shall be obtained by the Administrative Agent, such Appraisals shall be furnished to the Lenders from time to time during the ownership period at the Lenders' expense (without diminishing or releasing any obligation of Borrower or Parent Guarantor to pay for such costs) and an appraised value shall be established and updated from time to time based on such Appraisals.

                  (b) Decision-making with respect to the day to day operations of the Opryland Hotel Florida will be delegated to management and leasing agents. All agreements with such management and leasing agents will be subject to the approval of the Majority Lenders. All material decisions reserved to the owner in such agreements will also be subject to the approval of the Majority Lenders. The day to day supervision of such agents shall be done by the Administrative Agent.

                  (c) Except as provided in the immediately following sentence, all decisions as to whether to sell the Opryland Hotel Florida and any other Collateral shall be subject to the approval of all the Lenders. Notwithstanding the foregoing, the Lenders agree that if the Administrative Agent receives a bona fide "all cash" (as determined by the Administrative Agent in its discretion) offer for the purchase of the Opryland Hotel Florida or other Collateral which has been approved in writing by the Majority Lenders and such offer equals or exceeds one hundred percent (100%) of the most recent appraised values of the Opryland Hotel Florida and/or such other Collateral, as applicable, as established by an Appraisal or Appraisals that have been completed within six months of such offer, then the Administrative Agent is irrevocably authorized to accept such offer on behalf of all the Lenders.

                  (d) All expenses incurred by the Administrative Agent and the Lenders in connection with the Opryland Hotel Florida shall be allocated among the Lenders pro rata in accordance with their respective Pro Rata Shares. In the event any Lender does not pay its Pro Rata Share of such expenses, such Lender shall be subject to the terms of Section 10.11 above.

                  (e) All proceeds received by the Administrative Agent or any Lender from the operation, sale or other disposition of the Opryland Hotel Florida and any other Collateral (net of expenses incurred by the Administrative Agent in connection therewith and any reserves deemed reasonably necessary by the Majority Lenders for potential obligations of the Lenders with respect to the Opryland Hotel Florida and subject to Section 10.11 above) shall be paid to the Lenders in accordance with each Lender's Pro Rata Share from time to time upon authorization by the Majority Lenders.

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                  (f)      All expenditures and other actions taken with respect
to the Opryland Hotel Florida and any other Collateral shall at all times be subject to the regulations and requirements pertaining to national banks applicable thereto. Without limiting the generality of the foregoing, all necessary approvals from regulatory authorities in connection with any expenditure of funds by the Lenders shall be a condition to such expenditure.

         10.15 Documents. Except as otherwise expressly provided herein, it is acknowledged and agreed that (a) the Administrative Agent has not and shall not provide to the other Lenders documents, other than Loan Documents delivered as of the Effective Date, received from Borrower and Parent Guarantor with respect to the satisfaction of the conditions set forth in Section 4.1 or the conditions precedent to the initial or any subsequent Advances, but that such documents are or shall be available for inspection by each Lender, and (b) the determination by each Lender of whether the conditions precedent set forth in Sections 4.1 and 4.2 have been satisfied shall be for the benefit of each such Lender only, and may not be relied on by any other party.

         10.16 Receipt and Maintenance of Loan Documents. Each Lender acknowledges that it has received, reviewed and approved the form of the Loan Documents delivered as of the Effective Date. Borrower and Parent Guarantor shall deliver to the Administrative Agent and to each of the Lenders party hereto on the Effective Date executed original counterparts of all of the Loan Documents, other than the originals of the Notes, each of which shall be delivered to the Lender named therein.

         10.17 No Representations. Each Lender acknowledges and agrees that the Administrative Agent has not made any representations or warranties, express or implied, with respect to any aspect of the Loans, including, without limitation (i) the existing or future solvency or financial condition or responsibility of Borrower, Parent Guarantor and the Subsidiary Guarantors, (ii) the payment or collectibility of the Obligations, (iii) the validity, enforceability or legal effect of the Loan Documents, or the Mortgage Title Insurance Policy or the Surveys furnished by Borrower, or (iv) the validity or effectiveness of the liens created by the Mortgage or any other liens or security interests required by this Agreement.

         10.18 No Relation. The relationship between the Administrative Agent, the Co-Lead Arrangers, Joint Book-Running Managers, Syndication Agent and the other Lenders is not intended by the parties to create, and shall not create, any trust, joint venture or partnership relation between them.

         10.19 Standard of Care. The Administrative Agent shall be liable to the Lenders for any loss or liability sustained in connection with its management and administration of the Obligations, or in connection with the exercise of any rights and remedies under the Loan Documents or at law, only if, and to the extent, such loss or liability results from the gross negligence or willful misconduct of such Administrative Agent or any of its employees, officers, agents or directors or a breach of the Administrative Agent's express obligations under this Agreement.

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         10.20    No Responsibility for Loans, Etc. Except as otherwise provided in this Agreement (including Section 10.21), none of the Administrative Agent, the Initial Lender Affiliates or any of their respective shareholders, directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any Advance hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (iii) the satisfaction of any condition specified herein; (iv) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; or (v) the value, sufficiency, creation, perfection or priority of any interest in any collateral security. Neither the Administrative Agent nor any of the Initial Lender Affiliates shall have any duty to disclose to the Lenders information that is not required to be furnished to it by Borrower or Parent Guarantor.

         10.21    Payments After Default. Subject to the provisions of Section
10.11 regarding the subordination of any Defaulting Lender's interest, after the occurrence of a Default, the Administrative Agent shall apply all payments in respect of any Obligations and all proceeds of Collateral in the following order:

                           (i)      first, to pay Obligations in respect of any
fees, expense reimbursements or indemnities then due to the Administrative
Agent;

                           (ii)     second, to pay principal of and interest on
any Protective Advance for which the Administrative Agent has not then been paid by Borrower or Parent Guarantor or reimbursed by the Lenders;

                           (iii)    third, to pay Obligations in respect of any
fees, expense reimbursements or indemnities then due to the Lenders (other than Rate Management Obligations);

                           (iv)     fourth, to the ratable payment, on a pari
passu basis, of (a) principal and interest on the Loans and on Unpaid Drawings (such application to be made first to interest and then to principal) together with the Letter of Credit Collateral Amount and (b) Secured Rate Management Obligations; and

                           (v)      fifth, to the ratable payment of all other
Obligations.

         The order of priority set forth in this Section 10.21 is set forth solely to determine the rights and priorities of the Administrative Agent and the Lenders as among themselves. As between Borrower, Parent Guarantor and Subsidiary Guarantors, on the one hand, and the Administrative Agent and Lenders on the other, after the occurrence of a Default the Administrative Agent and Lenders may apply all payments in respect of any Secured Obligations, and all proceeds of Collateral, to the Secured Obligations, including, without limitation, the Letter of Credit Collateral Amount, in such order and manner as the Administrative Agent and Lenders may elect in their sole and absolute discretion. The order of

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priority set forth in clauses (i) through (iii) of this Section 10.21 may be changed by the Majority Lenders with the prior written consent of the Administrative Agent.

         10.22 Payments Received. All payments received by the Administrative Agent from Borrower or Parent Guarantor for the account of the Lenders shall be disbursed to the applicable Lenders no later than the next Business Day following the day such payment is received in good funds by the Administrative Agent. If payments received by the Administrative Agent from Borrower or Parent Guarantor are not disbursed to the applicable Lenders the same day as they are received, such funds shall be invested overnight by the Administrative Agent and each Lender will receive its Pro Rata Share of any interest so earned. The Lenders acknowledge that the Administrative Agent does not guarantee any particular level of return on the overnight funds and that the Administrative Agent will invest such funds as it deems prudent from time to time.

                                   ARTICLE XI

                            SETOFF; RATABLE PAYMENTS

         11.1 Setoff. In addition to, and without limitation of, any rights of the Lenders under applicable law, if Borrower, Parent Guarantor or any Subsidiary Guarantor becomes insolvent, however evidenced, or any Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender or any Affiliate of any Lender to or for the credit or account of Borrower, Parent Guarantor or any Subsidiary Guarantor may be offset and applied toward the payment of the Secured Obligations owing to such Lender, whether or not the Secured Obligations, or any part thereof, shall then be due.

         11.2 Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it upon its Outstanding Credit Exposure (other than (x) payments received pursuant to Section 3.1, 3.2, 3.4 or 3.5, (y) payments to the Swingline Lender in respect of a Swingline Loan, either by Borrower or by the Lenders, pursuant to a Mandatory Advance or participation in respect of Swingline Loans, as contemplated by Section 2.1(c) and (z) payments in respect of Unpaid Drawings or Letter of Credit Participations, as contemplated by Sections 2.20.4 and 2.20.3) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Aggregate Outstanding Credit Exposure (other than Swingline Loans and Letter of Credit Outstandings) held by the other Lenders so that after such purchase each Lender will hold its applicable Pro Rata Share of the Aggregate Outstanding Credit Exposure (other than Swingline Loans and Letter of Credit Outstandings). If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary to provide that the Administrative Agent and all Lenders share in the benefits of such collateral in accordance with the provisions of Section 2.12(b).

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                                   ARTICLE XII

                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

         12.1 Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of Borrower, Parent Guarantor, Subsidiary Guarantors, the Administrative Agent and the Lenders and their respective successors and assigns, except that (i) Borrower, Parent Guarantor and Subsidiary Guarantors shall not have the right to assign their respective rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 12.3. The parties to this Agreement acknowledge that clause (ii) of this Section 12.1 relates only to absolute assignments and does not prohibit assignments creating security interests, including, without limitation, financings in the nature of repurchase agreements and any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of
Section 12.3. The Administrative Agent may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 12.3; provided, however, that the Administrative Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Loan or which holds any Note to direct payments relating to such Loan or Note to another Person. Any assignee of the rights to any Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Loan.

         12.2     Participations.

         12.2.1 Permitted Participants; Effect. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Outstanding Credit Exposure of such Lender, any Note held by such Lender, any Revolving Loan Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Outstanding Credit Exposure and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

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         12.2.2   Voting Rights. Each Lender shall retain the sole right to
approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Advance or Revolving Loan Commitment in which such Participant has an interest which (a) forgives principal, interest, fees or reduces the interest rate or fees payable with respect to any such Loan or Revolving Loan Commitment (except in connection with a waiver of applicability of any post-Default increase in interest rates), extends the Maturity Date, postpones any date fixed for any required payment of principal of, or interest on any Loan in which such Participant has an interest, or any regularly-scheduled payment of fees on any such Advance or Revolving Loan Commitment, (b) releases any guarantor of any such Advance (except in connection with an Asset Sale in accordance with the terms hereof) or all or substantially all of any collateral, if any, securing any such Advance; (c) increases the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of such participation, and that an increase in any Revolving Loan Commitment (or the available portion thereof) or Loan shall be permitted without the consent of any participant if the participant's participation therein is not increased as a result thereof) or (d) consents to the assignment or transfer by Borrower or Parent Guarantor of any of their obligations under this Agreement. Notwithstanding the foregoing, Borrower and Parent Guarantor and the other Lenders shall be entitled to rely upon any actions taken by a Lender in its capacity as such, whether or not within the scope of such Lender's authority under any agreement between the Lender and a Participant.

         12.2.3 Benefit of Setoff. Borrower and Parent Guarantor agree that each Participant shall be deemed to have the right of setoff provided in Section
11.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 11.1 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender.

         12.3     Assignments.

         12.3.1 Permitted Assignments. Subject to satisfaction of the applicable requirements and conditions set forth in this Section 12.3, any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Loan Documents, subject to the following:

                           (i)      such assignment shall be substantially in
the form of Exhibit D or in such other form as may be agreed to by the Administrative Agent;

                           (ii)     the consent, not to be unreasonably withheld
or delayed, of Borrower, Parent Guarantor, the Administrative Agent and the Swingline Lender, shall be required prior to an assignment becoming effective, and, unless each of Borrower, Parent

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Guarantor and the Administrative Agent otherwise consents, each assignment with respect to an Eligible Assignee which is not a Lender or an Affiliate thereof shall be in an amount not less than the lesser of (A) $1,000,000 or (B) the sum (calculated as at the date of such assignment) of the assigning Lender's Available Commitment and Outstanding Credit Exposure; provided, however, that
(1) the consent of Borrower and Parent Guarantor shall not be required for an assignment from one Lender to another Lender or an Affiliate thereof; (2) the consent of Borrower and Parent Guarantor shall not be required in connection with any such assignments occurring in connection with the primary syndication of this facility and (3) if a Default has occurred and is continuing, no consent of Borrower and Parent Guarantor to any assignment shall be required;

                           (iii)    Unless the Administrative Agent and the
Swingline Lender otherwise consents, a Lender shall not be permitted to assign less than the entire remaining amount of the assigning Lender's Available Commitment and Outstanding Credit Exposure if upon completion of such assignment the remaining amount (calculated as at the date of such assignment) of the assigning Lender's Available Commitment and Outstanding Credit Exposure shall be less than $1,000,000; and

                           (iv)     No Lender shall assign all or any part of
its rights and obligations under the Loan Documents without the Administrative Agent's consent, which shall not be unreasonably withheld, or to any Person other than an Eligible Assignee.

         This Section 12.3 relates only to absolute assignments and does not prohibit assignments creating security interests, including, without limitation, financings in the nature of repurchase agreements and any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank; provided, however, that no such financing, pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of this Section 12.3.

         12.3.2 Transfers. Notwithstanding any other provision hereof, Lenders consent to each Lender's pledge (a "Pledge") of its interest in the Loans and the Collateral to any Eligible Assignee which has extended a credit facility to such Lender (a "Loan Pledgee"), on the terms and conditions set forth in this paragraph. Upon written notice by the Lender to Administrative Agent that the Pledge has been effected, Administrative Agent agrees to acknowledge receipt of such notice and thereafter agrees: (a) to give Loan Pledgee written notice of any default by Lenders under this Agreement and any amendment, modification, waiver or termination of any of Lenders' rights under this Agreement; (b) that Administrative Agent shall deliver to Loan Pledgee such estoppel certificate(s) as Loan Pledgee shall reasonably request; and (c) that, upon written notice (a "Redirection Notice") to Administrative Agent by Loan Pledgee that a Lender is in default, beyond applicable cure periods, under such Lender's obligations to Loan Pledgee pursuant to the applicable credit agreement between such Lender and Loan Pledgee (which notice need not be joined in or confirmed by Lenders), and until such Redirection Notice is withdrawn or rescinded by Loan Pledgee, any payments to which such Lender is entitled from time to time pursuant to this Agreement, or any other agreements that relate to the Loans, shall be paid or directed to Loan Pledgee. The relevant Lender hereby unconditionally and absolutely releases Administrative

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Agent and the Lenders from any liability to the relevant Lender on account of
Administrative Agent's or any Lender's compliance with any Redirection Notice reasonably believed by Administrative Agent or Lenders to have been delivered in good faith. Loan Pledgee shall be permitted fully to exercise its rights and remedies against the relevant Lender, and realize on any and all collateral granted by such Lender to Loan Pledgee (and accept an assignment in lieu of foreclosure as to such collateral), in accordance with applicable law and the provisions of this Agreement. In such event, Lenders shall recognize Loan Pledgee, and its successors and assigns which are Eligible Assignees as the successor to the applicable Lender's rights, remedies and obligations under this Agreement and the Loan Documents. The rights of Loan Pledgee under this paragraph shall remain effective unless and until Loan Pledgee shall have notified Administrative Agent in writing that its interest in the Loans has terminated. Notwithstanding any provisions herein to the contrary, if a conduit ("Conduit") which is not an Eligible Assignee provides financing to a Lender then such Conduit will be a permitted "Loan Pledgee" despite the fact it is not an Eligible Assignee if the following conditions are satisfied: (i) the loan (the "Conduit Inventory Loan") made by the Conduit to a Lender to finance the acquisition and holding of such Lender's Loan will require a third party (the "Conduit Credit Enhancer") to provide credit enhancement; (ii) the Conduit Credit Enhancer will be an Eligible Assignee; (iii) the applicable Lender will pledge its interest in the Loan to the Conduit as collateral for the Conduit Inventory Loan; (iv) the Conduit Credit Enhancer and the Conduit will agree that, if the applicable Lender defaults under the Conduit Inventory Loan, or if the Conduit is unable to refinance its outstanding commercial paper even if there is no default by the applicable Lender, the Conduit Credit Enhancer will purchase the Conduit Inventory Loan from the Conduit, and the Conduit will assign the pledge of the applicable Lender's interest in the relevant Loan to the Conduit Credit Enhancer; and (v) the Conduit will not have any greater right to acquire the interests in the Loan pledged by the relevant Lender, by foreclosure or otherwise, than would any other purchaser that is not an Eligible Assignee at a foreclosure sale conducted by a Loan Pledgee.

         12.3.3 Effect; Effective Date. Upon (a) delivery to the Administrative Agent of an assignment, together with any consents required by
Section 12.3.1, and (b) payment of a non-refundable assignment fee of $3,500 to the Administrative Agent for processing such assignment (unless such fee is waived by the Administrative Agent), such assignment shall become effective on the effective date specified in such assignment. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and the transferor Lender shall be discharged and released with respect to the percentage of the Revolving Loan Commitment and Outstanding Credit Exposure assigned to such Purchaser, without any further consent or action by Borrower, Parent Guarantor, the Lenders or the Administrative Agent. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.2, the transferor Lender, the Administrative Agent, Borrower and Parent Guarantor shall make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Revolving Loan Commitment and Outstanding Credit Exposure, as adjusted pursuant to such assignment.

         12.4 Dissemination of Information. Borrower and Parent Guarantor each authorize each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of Borrower, Parent Guarantor and Subsidiary Guarantors; provided that each Transferee and prospective Transferee agrees to be bound by Section 9.11 of this Agreement.

         12.5 Tax Treatment. If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 3.5(iv).

                                  ARTICLE XIII

                                     NOTICES

         13.1 Notices. Except as otherwise permitted by Section 2.14 with respect to Borrowing Notices, all notices, requests and other communications to any party hereunder shall be in writing (including electronic transmission, facsimile transmission or similar writing) and shall be given to such party: (a) in the case of Borrower, Parent Guarantor, the Administrative Agent or any Lender, at its address or facsimile number set forth on the signature pages hereof, or (b) in the case of any party, at such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Administrative Agent, Borrower and Parent Guarantor in accordance with the provisions of this Section 13.1. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by certified mail, return receipt requested, when delivered at the address specified in this Section, as indicated by the return receipt, or (iii) if given by any other means, when delivered (or, in the case of electronic transmission, received) at the address specified in this Section; provided that notices to the Administrative Agent under Article II shall not be effective until received.

         13.2 Change of Address. Borrower, Parent Guarantor, the Administrative Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

                                   ARTICLE XIV

                                  COUNTERPARTS

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by Borrower, Parent Guarantor, the Administrative Agent and the Lenders and each party has notified the Administrative Agent by facsimile transmission or telephone that it has taken such action.

                                   ARTICLE XV

          CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

         15.1 CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (EXCLUDING THE NEW YORK LIEN LAW AND WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS), BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         15.2 CONSENT TO JURISDICTION. BORROWER AND PARENT GUARANTOR EACH HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK OR ANY UNITED STATES FEDERAL OR FLORIDA STATE COURT SITTING IN FLORIDA, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND BORROWER AND PARENT GUARANTOR EACH HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVE ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST BORROWER, PARENT GUARANTOR OR ANY SUBSIDIARY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY BORROWER OR PARENT GUARANTOR AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK.

         15.3 WAIVER OF JURY TRIAL. BORROWER, PARENT GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIPS ESTABLISHED THEREUNDER.

                                     * * *

         IN WITNESS WHEREOF, Borrower, Parent Guarantor, the Lenders and the Administrative Agent have executed this Agreement as of the date first above written.

ADDRESSES:                                      BORROWER:

One Gaylord Drive                               OPRYLAND HOTEL - FLORIDA LIMITED
Nashville, Tennessee  37214                     PARTNERSHIP, a Florida limited partnership
Attention: Chief Financial Officer


                                                By: Opryland Hospitality, LLC, its general
                                                    partner

                                                    By: /s/ DAVID C. KLOEPPEL
                                                       -----------------------------------
                                                       Name: David C. Kloeppel
                                                       Title: Executive Vice President

                                                PARENT GUARANTOR:

One Gaylord Drive                               GAYLORD ENTERTAINMENT
Nashville, Tennessee  37214                       COMPANY, a Delaware corporation
Attention: Chief Financial Officer

                                                By: /s/ DAVID C. KLOEPPEL
                                                    -------------------------------------
                                                    Name: David C. Kloeppel
                                                    Title: Executive Vice President and
                                                           Chief Financial Officer

                                                LENDERS:

Deutsche Bank                                   DEUTSCHE BANK TRUST COMPANY
200 Crescent Court, Suite 550                   AMERICAS, Individually and as
Dallas, Texas  75201                            Administrative Agent
Attention: Robert J. Krenek

                                                By: /s/ GEORGE R. REYNOLDS
                                                   --------------------------------------
                                                   Name: George R. Reynolds
                                                   Title: Vice President

Bank of America                                 BANK OF AMERICA, N.A.
901 Main Street, 64th Floor
TXI-492-64-01
Dallas, Texas  75202                            By: /s/ ROGER C. DAVIS
Attention:  Roger C. Davis                         --------------------------------------
                                                   Name: Roger C. Davis
                                                   Title: Principal, Portfolio Manager

                                                                   EXHIBIT 10.15

        FIRST AMENDMENT TO CREDIT AGREEMENT AND RATIFICATION OF GUARANTY

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND RATIFICATION OF GUARANTY (this "First Amendment"), dated as of December 17, 2003, among OPRYLAND HOTEL - FLORIDA LIMITED PARTNERSHIP, a Florida limited partnership ("Borrower"), and GAYLORD ENTERTAINMENT COMPANY, a Delaware corporation ("Parent Guarantor"), the Lenders from time to time party to the Credit Agreement referred to below, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (the "Administrative Agent") and the undersigned Subsidiary Guarantors. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement referred to below.

                              W I T N E S S E T H:

         WHEREAS, Deutsche Bank Trust Company Americas ("DB") and Bank of America, N.A. ("BofA", and together with DB, collectively, the "Original Lenders"), Borrower, Parent Guarantor and the Administrative Agent entered into that certain Credit Agreement, dated as of November 20, 2003 (as amended hereby and as further amended, modified or supplemented from time to time, the "Credit Agreement");

         WHEREAS, Borrower, Parent Guarantor and the Original Lenders desire to amend the Credit Agreement as set forth in this First Amendment.

         NOW, THEREFORE, in consideration of the foregoing, the agreements contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

I.       Amendments to the Credit Agreement.

         1. The aggregate Revolving Loan Commitment is hereby increased from $65,000,000.00 to $100,000,000.00 and in connection therewith, (a) each of CIBC Inc., Fleet National Bank, Midfirst Bank and Citicorp North America, Inc. (collectively, the "New Lenders"; the Original Lenders and the New Lenders being hereinafter referred to collectively as the "Lenders") hereby agrees to participate, severally, in the aggregate Revolving Loan Commitment, as increased hereby, in accordance with the schedule of Revolving Loan Commitments ("Revised
Schedule 1") attached hereto and (b) Schedule 1 of the Credit Agreement is hereby deleted and Revised Schedule 1 is hereby substituted therefor. From and after the date hereof, each New Lender shall have all of the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents and shall be bound by all of the terms and provisions thereof.

         2. The principal balance of Revolving Loans outstanding, if any, immediately prior to the increase in the aggregate Revolving Loan Commitment pursuant to the preceding Paragraph 1 shall be reallocated among the Lenders such that, as of the date hereof, the outstanding principal balance of Revolving Loans due and payable to each Lender shall be equal to such Lender's Pro Rata Share of the Aggregate Outstanding Credit Exposure with respect to Revolving Loans. On the date hereof, the New Lenders shall advance the funds necessary to effect such reallocation to the Administrative Agent and the funds so advanced shall be immediately thereafter distributed among the Original Lenders as necessary to accomplish the required reallocation of outstanding Revolving Loans. Any funds so advanced shall be Floating Rate Advances until converted to LIBO Rate Advances. To the extent such reallocation results in certain Lenders receiving funds which are applied to LIBO Rate Advances prior to the last day of the applicable Interest Period, then Borrower shall pay to the Administrative Agent for the account of the affected Lenders any amounts payable with respect thereto pursuant to Section 3.4 of the Credit Agreement. Each Lender's participation in Letters of Credit and Unpaid Drawings, if any, outstanding as of the date hereof is hereby adjusted to reflect such Lender's respective Pro Rata Share thereof, as contemplated by Section 2.20.3(a) of the Credit Agreement.

         3. On the date hereof, Borrower shall execute and deliver to the Administrative Agent a new or renewal Revolving Note (collectively the "New Notes") for each Lender in a principal amount equal to such Lender's Revolving Loan Commitment as provided in Revised Schedule 1. The Administrative Agent shall promptly deliver such New Notes to the respective Lenders, and the two Revolving Notes (the "Original Notes") dated as of November 20, 2003, each in the principal amount of $32,500,000, held, respectively, by the Original Lenders, shall be surrendered by the Original Lenders to the Administrative Agent. Each New Note shall contain such provisions with respect to payment of or exemption from Florida intangibles tax and documentary stamp tax as the Administrative Agent shall require, and in furtherance thereof, (a) the $7,500,000 portion of BofA's Original Note that is not renewed by the New Note delivered to BofA on the date hereof is hereby deemed to have been assigned to CIBC Inc. and renewed by the New Note delivered to CIBC Inc. and (b) the $7,500,000 portion of DB's Original Note that is not renewed by the New Note delivered to DB on the date hereof is hereby deemed to have been assigned to Citicorp North America, Inc. and renewed by the New Note delivered to Citicorp North America, Inc.

         4. Any undrawn fees and Letter of Credit Fees pursuant to Sections 2.5(a) and 2.20.6(a) of the Credit Agreement, respectively, paid or payable for periods on or after the date hereof shall be distributed to each Lender in accordance with its respective Pro Rata Share, it being understood that any undrawn fees and Letter of Credit Fees paid or payable for periods prior to but not including the date hereof shall be distributed only to the Original Lenders in accordance with their respective Pro Rata Shares prior to the date hereof.

         5.       The following is hereby inserted in the first sentence of
Section 2.5(a) of the Credit Agreement, after "Aggregate Available Commitment":
"(calculated, for the purposes of this Section 2.5(a) without regard to the outstanding principal amount of Swingline Loans, if any)".

         6. Section 2.19 and Exhibit F of the Credit Agreement are hereby deleted. The following defined terms in the Credit Agreement are hereby deleted:
"Incremental Lender", Incremental Loan Commitment Requirements", "Incremental Revolving Loan Commitment", "Incremental Revolving Loan Commitment Agreement", and "Incremental Revolving Loan Commitment Date".

         7. The definition of "Floating Rate" is hereby amended and restated in its entirety as follows: "Floating Rate" means, for any day, a rate per annum equal to (a) the Alternate Base Rate for such day plus (b) in the case of Swingline Loans, 1.75%, and in the case of Loans other than Swingline Loans, 2.25%, in each case changing when and as the Alternate Base Rate changes.

         8. Schedule 2.20 of the Credit Agreement is hereby deleted and the revised Schedule 2.20 attached hereto is hereby substituted therefor.

II.      Conditions to the Effectiveness of this First Amendment.

         This First Amendment will be effective on the date on which all of the following conditions shall have been satisfied:

         1. Borrower, Parent Guarantor, the Administrative Agent, the Lenders and the Subsidiary Guarantors shall have executed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent in accordance with Section 13.1 of the Credit Agreement;

         2. Borrower shall have provided the Administrative Agent with an amendment to the Mortgage, executed by Borrower and in form and substance satisfactory to the Administrative Agent;

         3. Borrower shall have provided the Administrative Agent with an endorsement to the Mortgage Title Insurance Policy with respect to the amended Mortgage, in form and substance satisfactory to the Administrative Agent, which endorsement shall increase the Mortgage Title Insurance Policy coverage by the amount of the increase in the aggregate Revolving Loan Commitment pursuant to this First Amendment, with all premiums and title charges paid in full on or before the date of issuance;

         4. the Administrative Agent shall have received copies, each certified by the general partner, secretary or assistant secretary, as applicable, of Borrower, each Subsidiary Guarantor and Parent Guarantor, of (a) the Organizational Documents of each such Person and (b) consents, resolutions or other required actions authorizing the execution and delivery by such Person of this First Amendment and all other documents being executed and delivered in connection herewith to which such Person is a party, and such consents, resolutions or other actions shall be in form and substance reasonably satisfactory to the Administrative Agent;

         5. the Administrative Agent shall have received opinions from counsel to Borrower, Parent Guarantor and the Subsidiary Guarantors, each dated the date hereof and addressed to the Administrative Agent and the Lenders, which opinions shall cover such matters under the laws of such jurisdictions as the Administrative Agent may require and shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent; and

         6. Borrower and Parent Guarantor shall have paid to the Administrative Agent all costs, fees and expenses (including, without limitation, the legal fees and expenses of Greenberg Traurig, LLP) payable to the Administrative Agent to the extent then due.

III.     Miscellaneous Provisions.

         1. The amendments set forth herein are limited precisely as written and shall not be deemed a modification of any other term or condition in the Credit Agreement, the Loan Documents or any of the documents referred to herein or therein. Except as expressly amended hereby, the Credit Agreement remains in full force and effect and is hereby ratified and confirmed in all respects, it being understood that the Administrative Agent and the Lenders hereby expressly reserve all of their rights and remedies under the Credit Agreement, as amended hereby.

         2. In order to induce the Lenders to enter into this First Amendment, Borrower and Parent Guarantor hereby represent and warrant to each of the Lenders that (a) all of the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (b) there exists no Default on and as of the date hereof.

         3. By signing below, Parent Guarantor and each of the Subsidiary Guarantors (a) acknowledges, consents and agrees to the execution and delivery by Borrower of this First Amendment, (b) ratifies and confirms its obligations under the Guaranty, which remains unmodified and in full force and effect, (c) acknowledges and agrees that its obligations under the Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or by any of the transactions contemplated hereby, (d) represents and warrants that it has received and reviewed this First Amendment and (e) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, the Guaranty as a result of this First Amendment or otherwise.

         4. All costs and out-of-pocket expenses incurred by the Administrative Agent in connection with this First Amendment and the transactions contemplated hereby shall be reimbursed to the Administrative Agent by Borrower and Parent Guarantor, on demand.

         5. This First Amendment may not be amended, modified or otherwise changed in any manner except by a writing executed by all of the parties hereto.

         6. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         7. This First Amendment may be signed in any number of counterparts by the parties hereto, all of which taken together shall constitute one and the same instrument.

                      [SIGNATURE PAGES FOLLOW IMMEDIATELY]

         IN WITNESS WHEREOF, Borrower, Parent Guarantor, the Administrative Agent, the Lenders and the Subsidiary Guarantors have executed this First Amendment as of the date first above written.

                                    BORROWER:

                                    OPRYLAND HOTEL - FLORIDA LIMITED
                                    PARTNERSHIP, a Florida limited partnership

                                    By:   Opryland Hospitality, LLC, its general
                                          partner

                                          By: /s/ DAVID C. KLOEPPEL
                                              ----------------------------------
                                              Name: David C. Kloeppel
                                              Title: Executive Vice President

                                    PARENT GUARANTOR:

                                    GAYLORD ENTERTAINMENT
                                    COMPANY, a Delaware corporation

                                    By: /s/ DAVID C. KLOEPPEL
                                        ----------------------------------------
                                        Name: David C. Kloeppel
                                        Title:Executive Vice President and Chief
                                              Financial Officer

                                    LENDERS:

                                    DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS, Individually and as
                                    Administrative Agent

                                    By: /s/ JAMES G. ROLISON
                                        ----------------------------------------
                                        Name: James G. Rolison
                                        Title: Director

                                    BANK OF AMERICA, N.A.

                                    By: /s/ ROGER DAVIS
                                        ----------------------------------------
                                        Name: Roger Davis
                                        Title: Principal

                                    CIBC INC.

                                    By: /s/ PAUL J. CHAKMAK
                                        ---------------------------------------
                                        Name: Paul J. Chakmak
                                        Title: Managing Director
                                               CIBC World Markets Corp.,
                                               as AGENT

                                    FLEET NATIONAL BANK

                                    By: /s/ LORI Y. LITOW
                                        ----------------------------------------
                                        Name: Lori Y. Litow
                                        Title: Director

                                    MIDFIRST BANK, a Federally Chartered
                                    Savings Association

                                    By: /s/ TODD WRIGHT
                                        ----------------------------------------
                                        Name: Todd Wright
                                        Title: Vice President

                                    CITICORP NORTH AMERICA, INC.

                                    By: /s/ DAVID BOUTON
                                        ----------------------------------------
                                        Name: David Bouton
                                        Title: Vice President

                                    SUBSIDIARY GUARANTORS:

                                    CCK HOLDINGS, LLC,
                                    a Delaware limited liability company

                                    By: /s/ DAVID C. KLOEPPEL
                                        ----------------------------------------
                                        Name: David C. Kloeppel
                                        Title: Executive Vice President

                                    CORPORATE MAGIC, INC.,
                                    a Texas corporation

                                    By: /s/ DAVID C. KLOEPPEL
                                        ----------------------------------------
                                        Name: David C. Kloeppel
                                        Title: Executive Vice President

                                    GAYLORD CREATIVE GROUP, INC.,
                                    a Delaware corporation

                                    By: /s/ DAVID C. KLOEPPEL
                                        ----------------------------------------
                                        Name: David C. Kloeppel
                                        Title: Executive Vice President

                                    GAYLORD HOTELS, LLC,
                                    a Delaware limited liability company

                                    By: /s/ DAVID C. KLOEPPEL
                                        ----------------------------------------
                                        Name: David C. Kloeppel
                                        Title: Executive Vice President

                                    GAYLORD INVESTMENTS, INC.,
                                    a Delaware corporation

                                    By: /s/ DAVID C. KLOEPPEL
                                        ----------------------------------------
                                        Name: David C. Kloeppel
                                        Title: Executive Vice President

                                    GAYLORD PROGRAM SERVICES, INC.,
                                    a Delaware corporation

                                    By: /s/ DAVID C. KLOEPPEL
                                        ----------------------------------------
                                        Name: David C. Kloeppel
                                        Title: Executive Vice President

                                    GRAND OLE OPRY TOURS, INC.,
                                    a Tennessee corporation

                                    By: /s/ DAVID C. KLOEPPEL
                                        ----------------------------------------
                                        Name: David C. Kloeppel
                                        Title: Executive Vice President

                                    OLH, G.P., a Tennessee general partnership

                                    By: Gaylord Entertainment Company, a
                                        general partner

                                        By: /s/ DAVID C. KLOEPPEL
                                            ------------------------------------
                                            Name: David C. Kloeppel
                                            Title: Executive Vice President

                                    OLH HOLDINGS, LLC, a Delaware limited
                                    liability company

                                    By: /s/ DAVID C. KLOEPPEL
                                        ----------------------------------------
                                        Name: David C. Kloeppel
                                        Title: Executive Vice President

                                    OPRYLAND ATTRACTIONS, INC.,
                                    a Delaware corporation

                                    By: /s/ DAVID C. KLOEPPEL
                                        ----------------------------------------
                                        Name: David C. Kloeppel
                                        Title: Executive Vice President

                                    OPRYLAND HOSPITALITY, LLC,
                                    Tennessee limited liability company

                                    By: /s/ DAVID C. KLOEPPEL
                                        ----------------------------------------
                                        Name: David C. Kloeppel
                                        Title: Executive Vice President

                                    OPRYLAND HOTEL - TEXAS, LLC,
                                    a Delaware limited liability company

                                    By: Gaylord Hotels, LLC, its sole member

                                        By: /s/ DAVID C. KLOEPPEL
                                            ------------------------------------
                                            Name: David C. Kloeppel
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

                                    OPRYLAND PRODUCTIONS, INC.,
                                    a Tennessee corporation

                                    By: /s/ DAVID C. KLOEPPEL
                                        ----------------------------------------
                                        Name: David C. Kloeppel
                                        Title: Executive Vice President

                                    OPRYLAND THEATRICALS, INC.,
                                    a Delaware corporation

                                    By: /s/ DAVID C. KLOEPPEL
                                        ----------------------------------------
                                        Name: David C. Kloeppel
                                        Title: Executive Vice President

                                    WILDHORSE SALOON
                                    ENTERTAINMENT VENTURES, INC., a
                                    Tennessee corporation

                                    By: /s/ DAVID C. KLOEPPEL
                                        ----------------------------------------
                                        Name: David C. Kloeppel
                                        Title: Executive Vice President

                                    OPRYLAND HOTEL-TEXAS LIMITED
                                    PARTNERSHIP, a Delaware limited
                                    partnership

                                    By: /s/ DAVID C. KLOEPPEL
                                        ----------------------------------------
                                        Name: David C. Kloeppel
                                        Title: Executive Vice President

                                    ABBOTT & ANDREWS REALTY, LLC, a
                                    Florida limited liability company

                                    ABBOTT REALTY SERVICES, INC., a
                                    Florida corporation

                                    ABBOTT RESORTS, LLC, a Florida limited
                                    liability company

                                    ACCOMMODATIONS CENTER, INC., a
                                    Colorado corporation

                                    ADVANTAGE VACATION HOMES BY
                                    STYLES, LLC, a Florida limited liability company

                                    B&B ON THE BEACH, INC., a North
                                    Carolina corporation

                                    BASE MOUNTAIN PROPERTIES INC., a
                                    Delaware corporation

                                    BLUEBILL PROPERTIES LLC, a Florida
                                    limited liability company

                                    BLUEBILL VACATION PROPERTIES,
                                    LLC, a Florida limited liability company

                                    BRINDLEY & BRINDLEY REALTY &
                                    DEVELOPMENT, INC., a North Carolina
                                    corporation

                                    COASTAL REAL ESTATE SALES, LLC, a
                                    Florida limited liability company

                                    COASTAL RESORTS INTERNATIONAL,
                                    LLC, a Florida limited liability company

                                    COASTAL RESORTS MANAGEMENT,
                                    INC., a Delaware corporation

                                    COASTAL RESORTS REALTY, LLC, a
                                    Delaware limited liability company

                                    COATS, REID & WALDRON INC., a
                                    Delaware corporation

                                    COLLECTION OF FINE PROPERTIES,
                                    INC., a Colorado corporation

                                    COLUMBINE MANAGEMENT
                                    COMPANY, a Colorado corporation

                                    COVE MANAGEMENT SERVICES, INC.,
                                    a California corporation

                                    CRW PROPERTY MANAGEMENT INC.,
                                    a Delaware corporation

                                    EXCLUSIVE VACATION PROPERTIES
                                    INC., a Delaware corporation

                                    FIRST RESORT SOFTWARE, INC., a
                                    Colorado corporation

                                    FLORIDA RESIDENTIAL RENTALS,
                                    LLC, a Florida limited liability company

                                    HIGH COUNTRY RESORTS, INC., a
                                    Delaware corporation

                                    HOUSTON & O'LEARY COMPANY, a
                                    Colorado corporation

                                    K-T-F ACQUISITION CO., a Delaware
                                    corporation

                                    MAUI CONDO AND HOME REALTY
                                    INC., a Hawaii corporation

                                    MOUNTAIN VALLEY PROPERTIES
                                    INC., a Delaware corporation

                                    NAPLES/MARCO VACATION
                                    ACCOMMODATIONS, LLC, a Florida
                                    limited liability company

                                    PEAK SKI RENTALS, LLC, a Colorado
                                    limited liability company

                                    PLANTATION RESORT
                                    MANAGEMENT, INC., a Delaware
                                    corporation

                                    PRISCILLA MURPHY REALTY, LLC, a
                                    Florida limited liability company

                                    PRISCILLA MURPHY VACATION
                                    RENTALS, LLC, a Florida limited liability company

                                    R&R RESORT RENTAL PROPERTIES,
                                    INC., a North Carolina corporation

                                    REP HOLDINGS, LTD., a Hawaii
                                    corporation

                                    RESORT PROPERTY MANAGEMENT,
                                    INC., a Utah corporation

                                    RESORTQUEST HILTON HEAD, INC., a
                                    Delaware corporation

                                    RESORTQUEST INTERNATIONAL,
                                    INC., a Delaware corporation

                                    RESORT RENTAL VACATIONS, LLC, a
                                    Tennessee limited liability company

                                    RIDGEPINE, INC., a Delaware corporation

                                    RYAN'S GOLDEN EAGLE
                                    MANAGEMENT INC., a Montana
                                    corporation

                                    SCOTTSDALE RESORT
                                    ACCOMMODATIONS, INC., a Delaware
                                    corporation

                                    STEAMBOAT PREMIER PROPERTIES, a
                                    Delaware corporation

                                    STYLES ESTATES, LLC, a Florida limited
                                    liability company

                                    TELLURIDE RESORT
                                    ACCOMMODATIONS, INC., a Colorado
                                    corporation

                                    TEN MILE HOLDINGS, LTD., a Colorado
                                    corporation

                                    THE MANAGEMENT COMPANY, INC., a
                                    Georgia corporation

                                    THE MAURY PEOPLE, INC., a
                                    Massachusetts corporation

                                    THE TOPS'L GROUP, INC., a
                                    Florida corporation

                                    TOPS'L CLUB OF NW FLORIDA, LLC, a
                                    Florida limited liability company

                                    TRUPP-HODNETT ENTERPRISES, INC.,
                                    a Georgia corporation

                                    UNIVERSAL VACATION ACQUISITION
                                    CO., LLC, a Delaware limited liability
                                    company

                                    By: /s/ A. KEY FOSTER
                                        ----------------------------------------
                                        Name: A. Key Foster
                                        Title: Vice President and Treasurer

                                    OFFICE AND STORAGE LLC, a Hawaii
                                    limited liability company

                                    By: /s/ DAVID C. KLOEPPEL
                                        ----------------------------------------
                                        Name: David C. Kloeppel
                                        Title: Manager

                                    RQI HOLDINGS, LTD., a Hawaii
                                    corporation

                                    By: /s/ JAMES S. OLIN
                                        ----------------------------------------
                                        Name: James S. Olin
                                        Title: Executive Vice President

                                    RESORTQUEST HAWAII, LLC, a Hawaii
                                    limited liability company

                                    By: /s/ JAMES S. OLIN
                                        ----------------------------------------
                                        Name: James S. Olin
                                        Title: Executive Vice President

                               REVISED SCHEDULE 1

                     LENDER                                             REVOLVING LOAN COMMITMENT
                     ------                                             -------------------------
Deutsche Bank Trust Company Americas                                          $25,000,000.00
Bank of America, N.A.                                                         $25,000,000.00
CIBC Inc.                                                                     $12,500,000.00
Fleet National Bank                                                           $15,000,000.00
MidFirst Bank                                                                 $10,000,000.00
Citicorp North America, Inc.                                                  $12,500,000.00

                              REVISED SCHEDULE 2.20

                           EXISTING LETTERS OF CREDIT

                      LC                                          STATED                                     EXPIRY    STANDBY /
ISSUING LENDER      NUMBER             ACCOUNT PARTY              AMOUNT           BENEFICIARY                DATE     TRADE LC
---------------    ---------  ---------------------------------- --------- ------------------------------  ----------  ---------
Bank of America    3028402    Gaylord Entertainment              250,000   Zurich American Insurance       2/1/2004    Standby
                              Company                                      Co.
Bank of America    3044998    Gaylord Entertainment              997,000   Federal Insurance Company       1/1/2004    Standby
                              Company
Bank of America    1462       Gaylord Entertainment              175,000   Reliance Insurance Company      2/1/2004    Standby
                              Company
Bank of America    3059940    ResortQuest International          2,300,000 Travelers Indemnity             12/15/2004  Standby
                                                                           Company
Bank of America    3059939    ResortQuest International          600,000   Royal Indemnity Company         5/13/2004   Standby
Bank of America    3059937    ResortQuest International          294,000   Royal Indemnity Company         4/1/2004    Standby
Bank of America    3059938    Coastal Resorts International Inc. 10,000    Airlines Reporting Corporation  5/15/2004   Standby
Bank of America    3059941    ResortQuest International          1,035,000 Travelers Indemnity Company     1/1/2005    Standby
Bank of America    3058190    ResortQuest International          5,000,000 Paymentech, LP                  8/13/2004   Standby
Deutsche Bank
Trust Company                                                              The Travelers Indemnity
Americas           S-15534    ResortQuest International          620,000   Company                         11/24/04    Standby